                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          May 23, 2001
                                                 -------------------------------

                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

           1-1175                                    31-4156620
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  (Commission File Number)                (IRS Employer Identification No.)

 600 Travis, Suite 5800, Houston, Texas                         77002
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(Address of Principal Executive Offices)                      (Zip Code)

                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits.

                  Exhibits

                  99.1 Cooper Industries, Inc. (the "Company") "Sales Trends" to
                       be posted on the Company's website.

Item 9.           Regulation FD Disclosure.

Posting of Quarterly Sales Trends

On May 23, 2001, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COOPER INDUSTRIES, INC.

                                               (Registrant)


Date:  May 22, 2001                            /s/ Diane K. Schumacher
                                               ------------------------------
                                               Diane K. Schumacher
                                               Senior Vice President, General
                                               Counsel and Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 99.1             Company "Sales Trends" to be posted on the Company's website.